UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2020

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Louisiana Street, 10th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 381-6500

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Units	EPD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 28, 2020, the board of directors of Enterprise Products Holdings LLC (“Enterprise GP”), the general partner of Enterprise Products Partners L.P. (the “Partnership”) elected each person named below to the new officer position(s) set forth opposite his name:

Name	Title
A. James Teague	Co-Chief Executive Officer
W. Randall Fowler	Co-Chief Executive Officer and Chief Financial Officer
R. Daniel Boss	Executive Vice President – Accounting, Risk Control and Information Technology
Christian M. Nelly	Executive Vice President – Finance and Treasurer
Robert D. Sanders	Executive Vice President, Asset Optimization
Harry P. Weitzel	Executive Vice President, General Counsel and Secretary

Mr. Teague (age 74) most recently served as Chief Executive Officer of Enterprise GP from January 2016 to January 2020 and has been a director of Enterprise GP since November 2010.  Mr. Teague previously served as the Chief Operating Officer of Enterprise GP from November 2010 to December 2015 and served as an Executive Vice President of Enterprise GP from November 2010 until February 2013.  He has served as Co-Chairman of the Capital Projects Committee of Enterprise GP since November 2016.  Mr. Teague served as an Executive Vice President of Enterprise Products GP, LLC, the previous general partner of the Partnership (“EPGP”), from November 1999 to November 2010 and additionally as a director from July 2008 to November 2010 and as Chief Operating Officer from September 2010 to November 2010.  In addition, he served as Chief Commercial Officer of EPGP from July 2008 until October 2010.  Mr. Teague joined the Partnership in connection with its purchase of certain midstream energy assets from affiliates of Shell Oil Company in 1999.  Mr. Teague also serves on the board of directors of Solaris Oilfield Infrastructure, Inc.

In his new role, Mr. Teague will continue to be responsible for, among other things, (a) managing the overall business and financial strategy of the Partnership; (b) managing the day-to-day operations of the Partnership; (c) a principal focus area of overseeing and providing strategic direction for the Partnership, subject to board approval, in the areas of operations, commercial activities, business development, health and safety; and (d) providing required certifications as a co-principal executive officer of Enterprise GP regarding disclosure controls and procedures and internal control over financial reporting.

Mr. Fowler (age 63) was elected a director of Enterprise GP in September 2011 and served as its President from January 2016 to January 2020, having previously served as Chief Administrative Officer from April 2015 to January 2016.  Mr. Fowler has served as Chief Financial Officer of Enterprise GP since August 2018, having previously served as Executive Vice President and Chief Financial Officer of Enterprise GP from November 2010 to March 2015 and as Executive Vice President and Chief Financial Officer of EPGP from August 2007 to November 2010. He has served as Co-Chairman of the Capital Projects Committee of Enterprise GP since November 2016.  Mr. Fowler served as Senior Vice President and Treasurer of EPGP from February 2005 to August 2007.  Mr. Fowler also previously served as a director of EPGP from February 2006 to May 2010.  Mr. Fowler, a Certified Public Accountant (inactive), joined the Partnership as Director of Investor Relations in January1999.

In his new role, Mr. Fowler will continue to be responsible for, among other things, (a) managing the overall business and financial strategy of the Partnership; (b) a principal focus area of overseeing and providing strategic direction for the Partnership, subject to board approval, in the areas of accounting, risk management, finance, treasury and cash management, information technology, investor relations, and public relations; and (c) providing required certifications as both (i) a co-principal executive officer of Enterprise GP and (ii) the principal financial officer of Enterprise GP regarding disclosure controls and procedures and internal control over financial reporting.

Each of Mr. Teague and Mr. Fowler will continue to participate in the Enterprise GP management oversight group known as the Office of the Chairman.

Mr. Boss (age 44), a Certified Public Accountant, most recently served as Senior Vice President (Accounting and Risk Control) of Enterprise GP from August 2016 to January 2020.  Mr. Boss previously served as a Senior Vice President of Enterprise GP from March 2015 to August 2016 with responsibility over its regulated business.

He also served as Vice President (Risk Control) from April 2013 to March 2015 and as Senior Director (Risk Control) from January 2010 to March 2013.  While serving in these positions, Mr. Boss was Chairman of the Partnership’s Risk Management Committee and had responsibilities for our marketing risk management policies, transaction controls and derivatives and hedging strategies compliance.  Mr. Boss also served as Director (Volume Accounting) from November 2008 until January 2010, where he was responsible for gas marketing and commodity derivatives accounting, hedging and reporting.  Prior to joining the Partnership, Mr. Boss held leadership positions with Merrill Lynch Commodities and Dynegy Inc.

In his new role, Mr. Boss will be responsible for the overall leadership of the Partnership’s Accounting, Risk Control and Information Technology organizations.

Mr. Nelly (age 44) most recently served as Senior Vice President – Finance and Treasurer of Enterprise GP from March 2019 to January 2020. Mr. Nelly is responsible for managing Enterprise’s financing activities, business planning and analysis, credit, cash management, corporate risk and insurance, investor relations and public relations groups. Mr. Nelly previously served as Vice President and Treasurer from April 2015 to February 2019; Senior Director of Finance from April 2011 until March 2015; and Director of Finance from January 2008 to March 2011. Prior to joining the Partnership, Mr. Nelly spent 10 years with various corporate and investment banks where he executed transactions and maintained relationships with midstream and upstream energy companies and gained experience in strategic advisory, valuation, mergers and acquisitions, and capital raising. Mr. Nelly earned a B.B.A. in Finance from the Hankamer School of Business at Baylor University.

Mr. Sanders (age 67) most recently served as Senior Vice President, Asset Optimization from January 2015 to January 2020. He served as Vice President, Asset Optimization from June 2011 to January 2015. Mr. Sanders has served the Partnership in several capacities, including as Director of Asset Optimization from September 2006 to June 2011, Director of NGL Pipelines from December 2005 to September 2006, and Director of International Business from November 2004 to December 2005. Mr. Sanders has been in the midstream oil and gas business for over 35 years. Prior to joining the Partnership’s predecessor in 1979, he worked for the Texas Railroad Commission as an investigative auditor from 1976 to 1979.

Mr. Weitzel, (age 55) was elected a director of Enterprise GP and appointed a member of its Capital Projects Committee in November 2016 and most recently served as Senior Vice President, General Counsel and Secretary of Enterprise GP from April 2016 to January 2020.  He previously served as Senior Vice President, Deputy General Counsel and Secretary of Enterprise GP from January 2015 to April 2016.  Mr.Weitzel is responsible for all legal functions of the Partnership, including securities, litigation, employment, mergers and acquisitions, corporate governance and commercial transactions.  Mr. Weitzel has extensive experience as a commercial litigator, having practiced over 24 years in Texas and California. He has successfully represented individual, corporate and governmental clients as plaintiffs and defendants in a wide variety of business-related matters. Mr. Weitzel has tried cases in state and federal courts, as well as arbitrations under the American Arbitration Association, JAMS and the International Chamber of Commerce.  He has handled appeals in state and federal courts.  Prior to joining the Partnership, Mr. Weitzel was a commercial litigation partner with Pepper Hamilton LLP in Irvine, California from October 2009 to December 2014.

On January 30, 2020, the Partnership issued a press release (the “Press Release”) announcing the changes described above.  A copy of the Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release, dated January 30, 2020.
104	Cover Page Interactive Data File–the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
	By:	Enterprise Products Holdings LLC, its General Partner

Date: January 30, 2020	By:	/s/ R. Daniel Boss
	Name:	R. Daniel Boss
	Title:	Executive Vice President – Accounting, Risk Control and Information Technology

	By:	/s/ Michael W. Hanson
	Name:	Michael W. Hanson
	Title:	Vice President and Principal Accounting Officer

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